MERCER FUNDS

(formerly known as, MGI Funds)

SUPPLEMENT TO

THE CLASS S SHARES AND CLASS Y SHARES PROSPECTUSES

DATED JULY 28, 2011, AS SUPPLEMENTED ON OCTOBER 21, 2011,

NOVEMBER 18, 2011, DECEMBER 19, 2011, AND FEBRUARY 17, 2012

The date of this Supplement is March 16, 2012.

The following changes are made in the prospectuses of the Class S shares (the “Class S Shares Prospectus”) and of the Class Y-1, Y-2, and Y-3 shares (the “Class Y Shares Prospectus”) of Mercer Funds:

1. The information relating to Tygh Capital Management, Inc., located on page 15 and page 52 of the Class S Shares Prospectus and on page 17 and page 58 of the Class Y Shares Prospectus, is deleted in its entirety.

2. The following information relating to the Mercer US Small/Mid Cap Growth Equity Fund is added under the caption “Fund Management—Subadvisors and Portfolio Managers,” on page 15 of the Class S Shares Prospectus and on page 17 of the Class Y Shares Prospectus:

Palisade Capital Management, L.L.C.

Palisade’s allocated portion of the Fund’s portfolio is managed by the following member of the firm’s SMID Cap Growth Team:

•	Mr. Sammy Oh, Managing Director and Senior Portfolio Manager since 2009. Mr. Oh began managing an allocated portion of the Fund’s portfolio in March 2012.

3. The following information relating to the Mercer US Small/Mid Cap Growth Equity Fund is added to the section “The Subadvisors” on page 52 of the Class S Shares Prospectus and on page 58 of the Class Y Shares Prospectus:

Palisade Capital Management, L.L.C., located at One Bridge Plaza, Suite 695, Fort Lee, New Jersey 07024, serves as a subadvisor to the Fund. Palisade is a privately owned investment adviser registered with the SEC. Mr. Sammy Oh is primarily responsible for the day-to-day management of Palisade’s allocated portion of the Fund’s portfolio. Mr. Oh joined Palisade in 2009 and is Managing Director and Senior Portfolio Manager of the SMID Cap Growth Team. Prior to 2009, Mr. Oh was Managing Director and Portfolio Manager at AG Asset Management. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Palisade seeks fundamentally strong and dynamic small and mid cap companies that are trading at a discount to their growth rates. Palisade’s goal is to ascertain a dynamic of change before it manifests in consensus estimates. Palisade conducts bottom-up fundamental research on small and mid cap companies, as well as their customers, competitors and supply chains, emphasizing site visits and direct contact with a variety of each company’s key decision-makers.

Palisade categorizes all companies that it analyzes as either “core growth” or “changing dynamics.” “Core growth” companies meet specific investment criteria. “Changing dynamics” companies are those which are facing particular challenges or do not have earnings, yet Palisade believes have significant upside based on one or more identified catalysts. While “changing dynamics” stocks can present upside opportunity, they can also be prone to downside volatility. Palisade permits no more than 25% of its allocated portion of the Fund’s portfolio to be invested in “changing dynamics” companies.

Palisade then constructs a diversified portfolio of 70-90 stocks. Allocations to individual stocks are typically at least 1%; a 2% position would be considered a large position for its allocated portion of the Fund’s portfolio.

Sector allocations are a result of the bottom-up stock selection process. While Palisade tends not to make explicit top-down sector calls; sector allocation is monitored to ensure appropriate diversification. Because sector weights in the benchmark vary, Palisade sets allocation limits at the sub-sector or industry level, generally to 20% or less.

Palisade measures and monitors benchmark tracking error in order to obtain the information ratio, but it does not incorporate predicted tracking error into the portfolio construction process because there are often times when the portfolio should seek alpha through meaningful deviation from the benchmark.

Palisade’s sell decision can be a function of either a fundamental factor or a market factor. If fundamental, then either its target price objective is being met or an adverse development is occurring. For the positive situations, Palisade re-evaluates its projections and sells when it cannot justify an increased price objective. When an adverse development is occurring, Palisade has another analyst formulate an independent investment thesis through a process called “negative contra review.” The result is a decision to increase, hold or sell the position.

MERCER FUNDS

(formerly known as, MGI Funds)

SUPPLEMENT TO

THE STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 30, 2012 AS SUPPLEMENTED

FEBRUARY 17, 2012

The date of this Supplement is March 16, 2012.

The following changes are made in the Statement of Additional Information of Mercer Funds:

1. In the section entitled “Subadvisors and Portfolio Managers,” the information relating to Tygh Capital Management, Inc. located on page 46 is deleted and replaced with the following:

Palisade Capital Management, L.L.C., located at One Bridge Plaza, Suite 695, Fort Lee, New Jersey 07024, serves as a subadvisor to the Mercer US Small/Mid Cap Growth Equity Fund. Palisade is a privately owned investment adviser registered with the SEC.

2. In Appendix B, entitled “Proxy Voting Policies,” the following proxy policy replaces the proxy policy relating to Tygh Capital Management, Inc. beginning on page B-123:

PALISADE CAPITAL MANAGEMENT, L.L.C.

PROXY POLICY

Palisade Capital Management, L.L.C. (“Palisade”) undertakes to ensure that all proxies will be voted in a manner consistent with the best interests of the shareholders. To assist it in carrying out this policy, Palisade has engaged the services of Institutional Shareholder Services (“ISS”). ISS provides research on each issue, along with its proxy voting recommendation. The recommendation is formulated in accordance with the ISS guidelines (“ISS Guidelines”), which Palisade has adopted as a general policy. The ISS research and recommendation are then forwarded to the portfolio manager and the respective analyst covering the company holding the shareholder meeting. The portfolio manager and analyst then make an independent decision whether or not to vote in accordance with the ISS recommendation, generally giving weight to the views of management of the company holding the shareholder meeting, with overriding consideration given to the fund’s stated guidelines on the issue, if any.

Palisade has elected a “Mandatory Sign-Off” procedure so that Palisade must review each issue before voting. However, if no sign-off is received by ISS before the voting deadline, ballots will be voted in accordance with the vote recommendation provided by ISS. Palisade’s compliance team is responsible for monitoring receipt of

ISS’s research and recommendations, and for ensuring that the votes are submitted in a timely manner.

Palisade endeavors to adhere to the ISS Guidelines when voting proxies. However, situations may arise where the portfolio manager and analyst believe that it is in the best interest of fund’s shareholders to vote the proxy in a manner contrary to the applicable ISS Guideline. In these instances, the proposed resolution will be brought to the attention of Palisade’s Investment Policy Committee (“IPC”). The IPC is comprised of the senior investment professionals of Palisade. A brief memorandum explaining the vote and the reasons for the proposed voting decision will be provided to the IPC. A conflict of interest may arise where Palisade has knowledge of a situation where any of Palisade, its members, employees, or one of its affiliates would enjoy a special or increased benefit from casting its vote in a particular way. A conflict will be presumed to be non-material unless it potentially affects at least 1% of Palisade’s annual revenue. Palisade considers itself unlikely, as a firm, to experience a material conflict of interest in how it votes proxies. If a material conflict of interest does arise, however, ISS will be solely responsible for determining how to vote the proxy based upon the ISS Guidelines or the fund’s specific guidelines and the override procedure described above will not apply. Should this be impractical, an independent third party will be engaged to determine how to vote the proxy. If a conflict arises which is non-material, an ISS recommendation may be overridden using the procedures described above; provided, however, that the IPC and compliance team will consider the conflict in determining whether to approve the proposed override. Any conflict of interest, whether or not material, will be documented and submitted by Palisade for the fund’s proxy records. A Material Conflict of Interest Form will be completed and an ISS certification and statement will be attached. The form will be forwarded for presentation to the board at the next regular board meeting after such material conflict of interest occurs.

3. In Appendix C, entitled “Additional Information About the Funds’ Portfolio Managers,” the following information replaces the Other Accounts information for Tygh Capital Management beginning on page C-12:

Compensation

Palisade Capital Management, L.L.C. (“Palisade”)

Mr. Sammy Oh is primarily responsible for the day-to-day management of Palisade’s allocated portion of the Fund’s portfolio.

Palisade’s compensation is based on the following:

Base Salary. Each investment professional is paid a fixed base salary based on his or her experience and responsibilities.

Revenue sharing. The Sub-Adviser’s investment teams participate in a revenue sharing arrangement that rewards them based on the results of their individual contributions to the portfolio. A percentage of the revenue from the accounts managed, including the

Fund, will be allocated to the portfolio management team. This amount is then adjusted based on the 1- and 3-year performance of the Small and Smid Cap Growth Equity strategies’ investment returns, relative to both the benchmarks and the peer group. Compensation is also based, in part, on the growth of the assets in the strategies. The resulting amount is subsequently allocated to team members based on individual performance. Palisade believes this factor helps align the interests of the investment teams and the Fund’s shareholders, and promotes long-term performance goals. Management has the ability (in its discretion) to increase the amount of incentive compensation paid to the investment team.

All employees are eligible to participate in Palisade’s 401(k) plan, as well as Palisade’s group life, health, and disability insurance programs. The Sub-Adviser believes its reputation, working environment, and compensation policies attract qualified individuals. Qualifications for professionals, including investment professionals, are in line with industry standards.

In addition to the Fund, Mr. Oh manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts*	Number	Assets (in millions)	Number	Assets (in millions)
Registered Investment Companies	1	206	0	0
Other Pooled Investment Vehicles	3	140	1	31
Other Accounts	16	474	1	196

*As of February 29, 2012

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